Exhibit 1.1

HSBC USA INC.

Underwriting Agreement

[  ], 200[  ]

[Name(s) of Representative(s)]

As Representatives of the several Underwriters
named in Schedule I hereto

Ladies and Gentlemen:

From time to time HSBC USA Inc., a Maryland corporation (the “Company”), proposes to enter into one or more pricing agreements (each, a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the Underwriters named in Schedule I to the applicable Pricing Agreement (with respect to each such Pricing Agreement, the “UnderwritersDebt Securities certain of its debt securities (the “Debt Securities”) specified in Schedule II to such Pricing Agreement.

The terms and rights of any particular issuance of Debt Securities shall be as specified in the applicable Pricing Agreement and in or pursuant to the indenture, as it may be amended or supplemented from time to time (the “Indenture”), identified in such Pricing Agreement.  Each Pricing Agreement shall constitute an agreement by the Company and the Underwriters to be bound by all of the provisions of this Agreement.

1.             Particular sales of Debt Securities may be made from time to time to the Underwriters of such Debt Securities for whom the firms designated as representatives of the Underwriters of such Debt Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”).  The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative.  This Agreement shall not be construed as an obligation of the Company to sell any of the Debt Securities or as an obligation of any of the Underwriters to purchase the Debt Securities.  The obligation of the Company to issue and sell any of the Debt Securities and the obligation of any of the Underwriters to purchase any of the Debt Securities shall be evidenced by the Pricing Agreement with respect to the Debt Securities specified therein.  Each Pricing Agreement shall specify the aggregate principal amount of such Debt

Securities, the public offering price of such Debt Securities, the purchase price to the Underwriters of such Debt Securities, the names of the Underwriters of such Debt Securities, the names of the Representatives of such Underwriters and the principal amount of such Debt Securities to be purchased by each Underwriter, whether any of such Debt Securities and Warrants are to be purchased from the Company pursuant to delayed delivery contracts on terms to be specified in the Pricing Agreement and such contracts (“Delayed Delivery Contracts”) and shall set forth the date, time and manner of delivery of such Debt Securities and payment for such Debt Securities.  The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Debt Securities.  A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted.  The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2.             The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)           The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-127603) relating to securities of the Company, including the Debt Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 (the “1933 Act”) and has filed such amendments thereto as may have been required to the date hereof.  Such registration statement, as amended, has been declared effective by the Commission, and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (the various parts of such registration statement including all exhibits thereto, but excluding each Form T-1, and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, being hereinafter called the “Registration Statement”; the prospectus related to the Debt Securities included in the Registration Statement, in the form in which it has most recently been filed, or transmitted for filing with the Commission on or prior to the date of this Agreement, being hereinafter called the “Prospectus”; any reference herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the 1933 Act, as of the date of such Prospectus; any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in the Prospectus; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Debt Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the 1933 Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b)           The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and in the Prospectus as amended or supplemented, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of the Debt Securities expressly for use in the Prospectus as amended or supplemented relating to the Preferred Shares;

(c)           The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereof (including the filing of any annual report on Form 10-K), at the time it became effective, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as amended or supplemented as of the date hereof does not, and as amended or supplemented at the Time of Delivery (as hereinafter defined) will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Debt Securities expressly for use in the Prospectus as amended or supplemented relating to the Debt Securities,;

(d)           The financial statements included in the Registration Statement and Prospectus present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their respective operations for the periods specified; except as otherwise stated in the Registration Statement or Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis that is consistent in all material respects during the periods involved;

(e)           Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in or affecting the general affairs or management or the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise otherwise than as set forth or contemplated in the Prospectus;

(f)            The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise;

(g)           Each subsidiary of the Company which is a “significant subsidiary” as defined in Rule 405 of Regulation C of the rules and regulations promulgated under the 1933 Act (a “Significant Subsidiary”) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is duly qualified to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each such Significant Subsidiary owned by the Company, directly or through its subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

(h)           The Debt Securities to be issued and sold by the Company to the Underwriters hereunder have been duly authorized for issuance and sale and, when the Debt Securities are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement, the Debt Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture under which such Debt Securities are to be issued, the Indenture to be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee thereunder, the Indenture will constitute a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and the Debt Securities and the Indenture conform to the descriptions thereof in the Prospectus as originally filed with the Commission, and will conform to the descriptions thereof in the Prospectus as amended or supplemented;

(i)            This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

(j)            The issue and sale of the Debt Securities by the Company, the compliance by the Company with all of the provisions of the Debt Securities, the Indenture, this Agreement and the Pricing Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Debt Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Debt Securities by the Underwriters;

(j)            The Company and its Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such certificates, authorities or permits which are not material to such conduct of their business, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise;

(k)           There are no legal or governmental proceedings pending, other than those referred to in the Prospectus, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

(l)            KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are registered independent public accountants as required by the 1933 Act and the rules and regulations of the Commission thereunder.

3.             Upon the execution of the Pricing Agreement applicable to any Debt Securities and authorization by you of the release of such Debt Securities, the several Underwriters propose to offer such Debt Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented relating to the Debt Securities.

4.             The Debt Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in book-entry form, and in such denominations and registered in the name of the nominee of The Depository Trust Company, shall be delivered by or on behalf of the Company through the facilities of the Depository Trust Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company all at the place, time and date specified in such Pricing Agreement, or at such other time and date as you and the Company may agree upon in writing.  Such time and date for delivery of the Debt Securities is herein called the “Time of Delivery.”

5.             The Company agrees with each of the Underwriters:

(a)           To prepare the Prospectus as amended or supplemented relating to the Debt Securities in a form approved by you and to transmit for filing such Prospectus pursuant to Rule 424(b) under the 1933 Act so that it is reasonably expected that such Prospectus will be filed not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Debt Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus, of the suspension of the qualification of the Debt Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)           Promptly from time to time to take such action as you may reasonably request to qualify the Debt Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Debt Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)           To furnish you with copies of the Prospectus as amended or supplemented relating to the Debt Securities in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus as amended or supplemented in connection with the offering or sale of the Debt Securities and if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to further amend or supplement the Prospectus as then amended or supplemented or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, to notify you and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Debt Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act;

(d)           To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder;

(e)           During the period beginning from the date of the Pricing Agreement applicable to the Debt Securities and continuing to the Time of Delivery for such Debt Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than nine months after such Time of Delivery and that are substantially similar to the Debt Securities, without your prior written consent; and

(f)            To make generally available to its security holders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income and stockholders’ equity and, as required, statements of cash flow or statement of changes in financial condition of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

6.             The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Debt Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of processing and reproducing this Agreement, the Pricing Supplement, the Indenture and supplements thereto, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Debt Securities; (iii) all expenses in connection with the qualification of the Debt Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the cost of preparingthe Debt Securities; (v) the cost and charges of any Trustee and any agent of any Trustee, and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Debt Securities; (vi) the fees and expenses (including the reasonable fees and disbursements of counsel to the Underwriters), if any, incurred with respect to any filings with the National Association of Securities Dealers, Inc.; (vii) the fees and expenses, if any, incurred with respect to the listing of the Debt Securities on the New York Stock Exchange; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Debt Securities by them, and any advertising expenses connected with any offers they may make.

7.             The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           The Prospectus as amended or supplemented relating to the Debt Securities shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)           [Simpson Thacher & Bartlett LLP], counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the issuance of the Debt Securities and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)           Janet L. Burak, Senior Executive Vice President, General Counsel & Secretary of the Company, and [Wilmer Cutler Pickering Hale and Dorr LLP], special counsel to the Company, shall have furnished to you written opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)            The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

(ii)           All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(iii)          The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

(iv)          Each Significant Subsidiary of the Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(v)           This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company;

(vi)          The Indenture has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms except as enforcement of the provisions thereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; the Indenture has been duly qualified under the Trust

Indenture Act; and all taxes and fees required to be paid with respect to the execution of the Indenture and the issuance of the Debt Securities have been paid;

(vii)         The Debt Securities have been duly authorized and executed and, when the Debt Securities have been duly authenticated and delivered against payment of the agreed consideration therefore, the Debt Securities will have been duly issued and will constitute valid and legally binding obligations of the Company and, with like exception as noted in subdivision (vi) above, will be entitled to the benefits provided by the Indenture; and the terms of the Debt Securities and the Indenture conform with the description thereof in the Prospectus, as amended or supplemented, and any further amendment or supplement thereto;

(viii)        The Company is not and, after giving effect to the offering and sale of the Debt Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended;

(ix)           To the best of such counsel’s knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(x)            The issue and sale of the Debt Securities by the Company and the compliance by the Company with all of the provisions of this Agreement, the Pricing Agreement and the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries considered as one enterprise), nor will such action result in any violation of the provisions of the Articles of Incorporation or bylaws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

(xi)           No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Debt Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents as have already been obtained and such consents, approvals, authorizations, registrations or qualifications which may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Debt Securities by the Underwriters;

(xii)          The documents incorporated by reference in the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

(xiii)         The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express not opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

(d)           [Sidley Austin Brown & Wood LLP], special tax counsel to the Company, shall have furnished to you such opinion or opinions, dated the Time of Delivery, to the effect that the statements made in the Prospectus under the caption “United States Federal Income Taxation,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

(e)           At the Time of Delivery, KPMG LLP or other independent certified public accountants acceptable to the Underwriters shall have furnished to you a letter or letters, dated the date of delivery thereof, in form and substance satisfactory to you, as to such matters as you may reasonable request;

(f)            On or after the date hereof, there has been no change in the capital stock or long-term debt of the Company or any of its subsidiaries or a change or development involving a prospective change, in or affecting the general affairs, management, financial position, or results of operations of the Company or its respective subsidiaries, the effect of which, in any such case, is, in the judgment of the Representatives after consultation with the Company, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Debt Securities on the terms and in the manner contemplated in the Prospectus and this Agreement;

(g)           On or after the date hereof no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities or preferred stock of the Company;

(h)           On or after the date hereof there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or trading in any securities of the Company on any exchange shall have been suspended or the settlement of such trading generally shall have been materially disrupted, (ii) a banking moratorium shall have been declared by Federal or New York authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other substantial, national or international calamity or crisis, the effect of which on the financial markets in the United States shall be such, as to make it, in the judgment of the Representatives, impractical to proceed with the offering or delivery of the Debt Securities on the terms and in the manner contemplated in the Prospectus and this Agreement, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance activities in the United States, the effect of which on the financial markets in the United States shall be such, as to make it, in the judgment of the Representatives, impractical to proceed with the offering or delivery of the Debt Securities on the terms and in the manner contemplated in the Prospectus, this Agreement and the Pricing Agreement; and

(i)            The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such matters as you may reasonably request.

8.             (a)  The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives expressly for use therein.

(b)  Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent it results in the forfeiture by the indemnifying party of substantial rights and defenses; provided, however, that the failure to notify the indemnifying party shall not relieve it from liability that it may have to an indemnified party otherwise than under this Section 8.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld).

(d)  If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters on the other, from the offering of the Debt Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Debt Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Debt Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented relating to the Debt Securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)  The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions to each employee, officer and director of the Underwriters and each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

9.             (a)  If any Underwriter shall default in its obligation to purchase the Debt Securities that it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Debt Securities on the terms contained herein.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Debt Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Debt Securities on such terms.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Debt Securities, or the Company notifies you that is has so arranged for the purchase of such Debt Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus as amended or supplemented which in your opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such shares.

(b)           If, after giving effect to any arrangements for the purchase of the Debt Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate amount of such Debt Securities which remains unpurchased does not exceed one-eleventh of the aggregate amount of all the Debt Securities to be purchased, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Debt Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Debt Securities which such Underwriter agreed to purchase hereunder) of the Debt Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Debt Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate amount of such Debt Securities which remains unpurchased exceeds one-eleventh of the aggregate amount of all the Debt Securities to be purchased, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Debt Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.           The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Debt Securities.

11.           If this Agreement shall be terminated pursuant to Section 9 hereof or if the Debt Securities to be delivered at the Time of Delivery are not purchased by the Underwriters because a condition precedent specified in Section 7(h) is not satisfied, the Company shall not then be under liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, any Debt Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Debt Securities not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Debt Securities not so delivered except as provided in Section 6 and Section 8 hereof.

12.           In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement made or given by the Representatives on behalf of the Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of [  ] at [  ], Attention: [  ] (fax no.:[  ]); and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at the address supplied to the Company by you upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

13.           This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the employees, officers and directors of the Company and the Underwriters and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Debt Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.           Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.           This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.

Very truly yours,
HSBC USA Inc.

By:
Name:
Title:

Accepted as of the date hereof:

[Name(s) of Representative(s)]

On behalf of itself and the several Underwriters named in Schedule I hereto

By:
Name:
Title:

(Underwriting Agreement – HSBC USA Inc. - [ ])

ANNEX I

PRICING AGREEMENT

[Name(s) of Representative(s)]

 As Representatives of the several

 Underwriters named in Schedule I hereto

[Address]

,

Dear Sirs:

HSBC USA Inc. (the “Company”) proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated                     , (the “Underwriting Agreement”), between the Company on the one hand and [names of co-representatives[s] named therein] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Debt Securities specified in Schedule II hereto.  Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provision had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each of the representations and warranties set forth in Section 2 of the Underwriting Agreement with respect to the Prospectus or the information contained in the Prospectus shall constitute a representation or warranty thereof (a) as of the date of the Underwriting Agreement with respect to the Prospectus, and also (b) as of the date of this Pricing Agreement with respect to the Prospectus as amended or supplemented.  Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you.  Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Debt Securities, in the form heretofore delivered to you is now proposed to be filed with, or in the case of a supplement transmitted for filing to, the Commission.

Each Underwriter, on behalf of itself and each of its affiliates that participates in the initial distribution of the Designated Debt Securities, severally represents and agrees that:

(a)                                  (i)  it and each affiliate has not offered or sold and, prior to the expiration of the period ending six months from the issue date of the Securities, will not offer or sell any Debt Securities to persons in the United Kingdom except to those persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended);

(ii)  it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Company;

(iii)  it and each such affiliate has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Debt Securities in, from or otherwise involving the United Kingdom;

(iv)  it and each such affiliate will not offer or sell any Debt Securities directly or indirectly in Japan or to, or for the benefit of any Japanese person (as hereinafter defined) or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person except pursuant to an exemption from the registration requirements of, and otherwise in compliance with Securities and Exchange Law of Japan and any other applicable laws and regulations of Japan.  For purposes of this subparagraph (iv), “Japanese person” shall mean any person resident in Japan, including any corporation or other entity organized under the laws of Japan;

(v)  it and each such affiliate is aware of the fact that no German selling prospectus (Verkaufsprospekt) has been and will be published in respect of the sale of the Debt Securities and that it will comply with the Securities Selling Prospectus Act (the “Act”) of the Federal Republic of Germany (Wertpapier-Verkaufsprospektgesetz).  In particular, it and each such affiliate has undertaken not to engage in public offering (öffentliche Anbieten) in the Federal Republic of Germany with respect to any Debt Securities otherwise than in accordance with the Act and any other act replacing or supplementing the Act and all other applicable laws and regulations; and

(vi)  the Debt Securities are being issued and sold outside the Republic of France and that, in connection with their initial distribution, it and each such affiliate has not offered or sold and will not offer or sell, directly or indirectly, any Debt Securities to the public in the Republic of France, and that it has not distributed and will not distribute or cause to be distributed to the public in the Republic of France the Prospectus Supplement, the Prospectus or any other

2

offering material relating to the Debt Securities and that such offers, sales and distributions have been and shall be made in France only to (i) qualified investors (investisseurs qualfies) and/or (ii) a restricted group of investors (cercle restreint d’investisseurs), all as defined in Article 6 of ordonnance no. 67-833 dated 28th September, 1967 (as amended) and decret no. 98-880 dated 1st October, 1998; and

(b)                                 it and each such affiliate has not offered, sold or delivered and it and each such affiliate will not offer, sell or deliver, directly or indirectly, any of the Debt Securities or distribute the Prospectus as amended or supplemented or any other offering material relating to the Debt Securities, in or from any jurisdiction except under circumstances that will, to the best of its or each such affiliate’s knowledge and belief, result in compliance with the applicable laws and regulations thereof and which will not impose any obligations on the Company except as contained in the Underwriting Agreement.

(c)                                  such underwriter and each such affiliate (i) has anti-money laundering policies and procedures in place in accordance with the requirements imposed by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “USA Patriot Act”), and any rules and regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury, in each case to the extent applicable to them; and (ii) has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011, to the extent applicable to them.

The Company confirms that it has made or is causing to be made on its behalf an application for listing the Debt Securities on the New York Stock Exchange (the “Exchange”).  The Company will endeavor promptly to obtain such listing and for such purpose the Company agrees to deliver to the Exchange copies of the Prospectus Supplement and Prospectus relating to the Debt Securities and such other documents, information and undertakings as may be required for the purpose of obtaining and maintaining such listing.  The Company shall use its best efforts to maintain the listing of the Debt Securities on the Exchange for so long as any Debt Securities are outstanding, unless otherwise agreed to by the Representatives, and except as may be otherwise provided in the Prospectus Supplement.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Debt Securities set forth opposite the name of such Underwriter in Schedule I hereto.

3

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this Pricing Agreement and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be supplied to the Company upon request.

Very truly yours,

HSBC USA Inc.

By:
(Title)

Accepted as of the date hereof:

[Name(s) of Representative(s)]

By:
(Title)

4

SCHEDULE I

UNDERWRITER	PRINCIPAL AMOUNT OF DEBT SECURITIES TO BE PURCHASED

[Name(s) of Representative(s)]	$
[Name of other Underwriters]

Total	$

SCHEDULE II

DESIGNATED DEBT SECURITIES

Title of Debt Securities:

[      %] [Floating Rate] [Zero Coupon] Notes due

Aggregate principal amount:

$

Price to Public:

      % of the principal amount of the Debt Securities, plus accrued interest from                      to the Time of Delivery [and accrued amortization, if any, from                      to the Time of Delivery]

Purchase Price by Underwriters:

      % of the principal amount of the Debt Securities, plus accrued interest from                      to the Time of Delivery [and accrued amortization, if any, from                      to the Time of Delivery]

Indenture:

Indenture, dated                     ,          , between the Company and                     , as Trustee

Maturity:

Interest Rate:

[      %] [Zero Coupon]

Interest Payment Dates:

[months and dates]

Regular Record Dates:

[months and dates]

Redemption Provisions:

[No provisions for redemption]

[The Debt Securities may be redeemed in whole or in part at the option of the Company, in the amount of $                     or an integral multiple thereof, [on or after                     , at the following redemption prices (expressed in percentages of principal amount).  If redeemed during the 12-month period beginning

YEAR	REDEMPTION PRICE

and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling in or after                     ,                     , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

Sinking Fund Provisions:

[No sinking fund provisions]

[The Debt Securities are entitled to the benefit of a sinking fund to retire $               principal amount of Debt Securities on                      in each of the years through at 100% of their principal amount plus accrued interest] [, together with [cumulative] [non- cumulative] redemptions at the option of the Company to retire an additional $                 principal amount of Debt Securities in the years through at 100% of their principal amount plus accrued interest].

MISCELLANEOUS

Time of Delivery:

Closing Location:

Type of Funds:

2

[Other Terms]*:

*                                         A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer’s understanding of the transaction contemplated.  Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

3